UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 21, 2008

Ener1, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	0-21138	59-2479377
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1540 Broadway, Suite 25C, New York, New York		10036
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212 920-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

Ener1, Inc. ("Ener1") issued a press release on August 21, 2008 which announced that the Indiana Economic Development Corporation offered up to $7.125 million in performance based tax credits and up to $58,000 in training grants to EnerDel, Inc. ("EnerDel"), a wholly owned subsidiary of Ener1. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Certain statements made in the press release constitute forward-looking statements that are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors.

Item 8.01 Other Events.

On August 21, 2008, the Indiana Economic Development Corporation announced up to $7.125 million in performance based tax credits and up to $58,000 in training grants to EnerDel. The grants are based upon EnerDel's programs for potential job creation in Indiana through the year 2012. The offer includes $6.8 million in Economic Development for a Growing Economy ("EDGE") tax credits based upon the creation of new jobs and up to $325,000 in possible tax credits under the Hoosier Business Investment Tax Credit program.

On August 21, 2008, EnerDel signed an agreement that extends the lease term of its Indianapolis based manufacturing and research and development facility through February 28, 2017.

EnerDel has entered into a new lease for 31,000 square feet of manufacturing space in Noblesville, Indiana. The lease term is through July 31, 2013 with an option to extend the term for an additional five years. EnerDel has an option to purchase the Noblesville property and adjacent land until September 30, 2009. The Noblesville facility will be used primarily for battery pack assembly.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated August 21, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ener1, Inc.

August 21, 2008	By:	/s/ Gerard A. Herlihy

Name: Gerard A. Herlihy
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated August 21, 2008